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                                                                    EXHIBIT 5(a)

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          SPECIMEN                                           SPECIMEN
           NBN Co                                             NBN Co

       COMMON SHARES                                       COMMON SHARES
          NUMBER

       =============                                       =============
       VCV
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SEE REVERSE FOR CERTAIN DEFINITIONS
                                                        CUSIP
 THIS CERTIFICATE IS TRANSFERABLE
  IN BOSTON OR IN NEW YORK CITY

               Van Kampen California Value Municipal Income Trust

         Organized Under the Laws of the Commonwealth of Massachusetts
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This certifies that











is the owner of
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      Common Shares of beneficial interest of $0.01 par value per share of

               Van Kampen California Value Municipal Income Trust

                              CERTIFICATE OF STOCK

(hereinafter called the "Trust") transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

               Van Kampen California Value Municipal Income Trust
                                 MASSACHUSETTS
                                      SEAL
                                     TRUST
                                       *

Dated:


/s/ Stefanie V. Chang                                      /s/ Ronald E. Robison
Secretary                                               Executive Vice President
                                                        and Principal Executive
                                                        Officer

                     COUNTERSIGNED AND REGISTERED:
                                STATE STREET BANK AND TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR,

                     BY:


                                                            Authorized Signature

                                                  (c) NORTHERN BANK NOTE COMPANY
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